Schedule of Investments
November 30, 2021
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.62%
U.S. Treasury Inflation — Indexed Notes–99.62%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023		$ 35,997	$ 37,501,939
U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023		38,360	40,453,816
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023		35,672	37,848,889
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024		35,593	38,168,642
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024		25,796	27,691,501
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024		34,968	37,533,086
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024		27,802	29,872,415
U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025		65,130	72,324,421
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025		27,925	30,050,421
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025		35,065	38,315,342
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025		26,680	28,912,225
U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026		56,550	63,715,481
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026		30,679	33,279,283
U.S. Treasury Inflation - Indexed Notes	0.12%	07/15/2026		31,145	33,987,719
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026		14,087	15,384,135
Total U.S. Treasury Securities (Cost $542,188,053)					565,039,315
			Shares
Money Market Funds–0.30%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)				570,024	570,024
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(c)				471,461	471,603
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)				651,456	651,456
Total Money Market Funds (Cost $1,693,060)					1,693,083
TOTAL INVESTMENTS IN SECURITIES–99.92% (Cost $543,881,113)					566,732,398
OTHER ASSETS LESS LIABILITIES–0.08%					479,077
NET ASSETS–100.00%					$567,211,475
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
(b)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended November 30, 2021.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value November 30, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$198,866	$30,661,223	$(30,290,065)	$-	$-	$570,024	$59
Invesco Liquid Assets Portfolio, Institutional Class	142,011	21,722,424	(21,392,764)	23	(91)	471,603	17
Invesco Treasury Portfolio, Institutional Class	227,275	35,041,398	(34,617,217)	-	-	651,456	26
Total	$568,152	$87,425,045	$(86,300,046)	$23	$(91)	$1,693,083	$102

(c)	The rate shown is the 7-day SEC standardized yield as of November 30, 2021.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of November 30, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$565,039,315	$—	$565,039,315
Money Market Funds	1,693,083	—	—	1,693,083
Total Investments	$1,693,083	$565,039,315	$—	$566,732,398
Invesco Short Duration Inflation Protected Fund